UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2009

MB FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On September 14, 2009, MB Financial, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., as representative of the underwriters listed therein (collectively the “Underwriters”), providing for the offer and sale in a firm commitment offering of 10,937,500 shares of common stock of the Company, $0.01 par value per share, sold by the Company at a price of $16.00 per share ($15.20 per share, net of underwriting discounts). In addition, pursuant to the terms of the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to 1,640,625 additional shares of the Company’s common stock to cover over-allotments, if any. The Company has made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Registration Statement related to the offering of the shares. The Company also has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Following the approval of the Board of Directors of the Company, on September 14, 2009, the Company filed articles of amendment to the Company's charter with the Maryland Department of Assessments and Taxation, effective as of that date, which amended Section A of Article 5 of the Company's charter by increasing the number of shares of common stock the Company is authorized to issue from 50,000,000 to 70,000,000.  A copy of the articles of amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events

On September 14, 2009, the Company issued a press release announcing that it had priced its underwritten public common stock offering, which was upsized from the amount announced earlier that same day, of $175,000,000 of its common stock at $16.00 per share and granted the Underwriters a 30-day option to purchase a number of additional shares representing up to 15% of the offering amount to cover over-allotments, if any.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

1.1           Underwriting Agreement dated September 14, 2009
3.1           Articles of Amendment to the Company's Charter
5.1           Opinion of Silver, Freedman & Taff, L.L.P. regarding the validity of the shares offered
99.1         Press Release dated September 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.
Date: September 16, 2009	By:/s/ Jill E. York Jill E. York Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.                      Description

1.1                            Underwriting Agreement

3.1                            Articles of Amendment to the Company's Charter

5.1                            Opinion of Silver, Freedman & Taff, L.L.P. regarding the validity of the shares offered

99.1                         Press Release dated September 14, 2009

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